Exhibit 10.2

AMENDMENT NO. 6 AND CONSENT
TO REVOLVING CREDIT AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 6 AND CONSENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of December 29, 2003, between MasTec, Inc., a Florida corporation (“MasTec”), the Subsidiaries of MasTec identified on the signature pages hereto (together with MasTec, hereinafter collectively referred to as the “Borrowers”), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (the “Lenders”) and Fleet Capital Corporation, a Rhode Island corporation, as administrative agent (the “Administrative Agent”) for the Lenders.

Recitals:

     The Borrowers, the Lenders and the Administrative Agent are parties to a Revolving Credit and Security Agreement dated as of January 22, 2002, as amended by an Assumption and Amendment Agreement dated as of February 7, 2002, an Amendment No. 2 dated as of October 25, 2002, an Amendment No. 3 and Consent dated as of November 1, 2002, an Amendment No. 4 dated as of March 6, 2003, a Joinder Agreement and Consent dated as of March 28, 2003, and an Amendment No. 5 dated as of September 18, 2003 (as amended and in effect, the “Loan Agreement”), pursuant to which the Lenders have made certain revolving credit loans and letter of credit accommodations to or for the benefit of the Borrowers.

     The Borrowers have informed the Lenders that MasTec has Acquired all of the capital stock of JMC Insurance Company, Inc., a South Carolina corporation (“JMC”), in connection with the Borrowers’ proposed implementation of a captive insurance program. Under such insurance program, JMC will operate either as an insurer or a reinsurer, or both, of certain risks of the Borrowers. The Borrowers have also informed the Lenders that the issuance of one or more Letters of Credit for the account of JMC will be required to facilitate the implementation of such insurance program and have requested certain amendments to the Loan Agreement in order to permit the issuance of such Letters of Credit. In addition, the Borrowers have requested the Lenders’ consent to MasTec’s Acquisition of all of the capital stock of JMC and to the proposed business activities of JMC to the extent such consent may be required under the Loan Agreement. To induce the Lenders to do so, each of the Borrowers has agreed to execute and deliver and to perform its obligations under this Amendment.

     Upon the terms and subject to the conditions hereinafter set forth, the Lenders have agreed so to amend the Loan Agreement and to grant such consent.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.     Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2.     Amendments to Loan Agreement. Subject to the provisions of Section 4 of this Amendment, the Loan Agreement is hereby amended as follows:Subject to the provisions of Section 4 of this Amendment, the Loan Agreement is hereby amended as follows:

     (a)  By adding the following new definitions to Section 1.1 of the Loan Agreement in proper alphabetical order:

“ACE Letter of Credit” means a Letter of Credit issued on or after the Amendment No. 6 Effective Date by the Issuing Bank for the account of JMC and for the benefit of ACE American Insurance Company in an aggregate amount available to be drawn thereunder not to exceed $10,341,800 at any time.

“Amendment No. 6 Effective Date” means the date on which Amendment No. 6 and Consent to this Agreement dated as of December 29, 2003, between the Borrowers, the Lenders and the Administrative Agent shall have become effective in accordance with its terms.

“JMC” means JMC Insurance Company, Inc., a South Carolina corporation and a Wholly Owned Subsidiary of MasTec.

     (b)  By deleting the definition of “Casualty Insurance Support Letter of Credit” appearing in Section 1.1 of the Loan Agreement.

     (c)  By deleting the definition of “Letter of Credit Guarantee Facility” appearing in Section 1.1 of the Loan Agreement and by substituting the following new definition in lieu thereof:

“Letter of Credit Guarantee Facility” means (a) a subfacility of the Revolving Credit Facility providing for the issuance of Letters of Credit and Letter of Credit Guarantees as described in Article 3 in an aggregate amount of Letter of Credit Obligations at any one time outstanding not to exceed $20,000,000, (b) the Liberty Letter of Credit, and (c) the Canadian Financing Letter of Credit.

     (d)  By deleting the definition of “Letter of Credit Reserve” appearing in Section 1.1 of the Loan Agreement and by substituting the following definition in lieu thereof:

“Letter of Credit Reserve” means, at any time, the aggregate Letter of Credit Obligations at such time, other than Letter of Credit Obligations that are fully secured by Cash Collateral. For the avoidance of doubt, at any time that the Liberty Letter of Credit is outstanding, the amount of the Letter of Credit Reserve attributable to the Liberty Letter of Credit at such time shall be equal to the lesser of (i) $41,000,000 and (ii) the greatest amount of Letter of Credit Obligations that at any time may be outstanding under the Liberty Letter of Credit in accordance with the terms thereof (giving effect to any “step-ups” in the stated amount of such Letter of Credit that become effective in accordance with the terms thereof).

     (e)  By deleting the definition of “Liberty Letter of Credit” appearing in Section 1.1 of the Loan Agreement and by substituting the following new definition in lieu thereof:

“Liberty Letter of Credit” means Letter of Credit No. ASL-1 S1295730-120MAT issued by the Issuing Bank for the account of MasTec and for the benefit of Liberty Mutual Insurance Company in an aggregate amount available to be drawn thereunder not to exceed $41,000,000 at any time.

     (f)  By amending the definition of “Permitted Investments” appearing in Section 1.1 of the Loan Agreement by (i) deleting the word “and” appearing at the end of clause (a) thereof, (ii) redesignating clause (b) thereof as clause (c) and (iii) inserting the following new clause (b):

(b) The ACE Letter of Credit and additional Investments of MasTec in JMC in the form of capital contributions to JMC in an aggregate amount not greater than $1,500,000; and

     (g)  By deleting the proviso appearing at the end of Section 3.3(b)(ii) and by substituting the following new proviso in lieu thereof:

; provided, that no Letter of Credit shall be issued for the benefit of any Person which provides or proposes to provide property or casualty insurance to the Borrowers (or any of them) unless the Borrowers shall first obtain from such Person and furnish to the Administrative Agent (x) one or more certificates of insurance indicating the types and amounts of insurance provided or proposed to be provided by such Person to the Borrowers (or any of them) and, with respect to any casualty insurance indicated thereon, naming the Administrative Agent as an additional insured, and (y) with respect to any property insurance provided or proposed to be provided by such Person, a loss payable endorsement naming the Administrative Agent as lender’s loss payee and mortgagee, in each case in form and substance satisfactory to the Administrative Agent.

     (h)  By deleting subsection (a) of Section 11.4 of the Loan Agreement and by substituting the following new subsection (a) in lieu thereof:

(a) Acquire or maintain any Investment after the Agreement Date other than (i) Permitted Investments and (ii) additional Investments by the Loan Parties in an aggregate amount not greater than $25,000,000 in any Fiscal Year so long as, both before and immediately after giving effect to each such additional Investment, no Event of Default exists and Availability is at least $35,000,000; provided, that no such additional Investment may be made by any Loan Party in JMC.

     (i)  By further amending Article 11 by (i) deleting the reference to “11.11” appearing in the preamble thereto and by substituting a reference to “11.12” in lieu thereof and (ii) inserting at the end thereof the following new Section 11.12:

Section 11.12. Restrictions Applicable to JMC. Permit JMC to (a) create, assume, or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding any Debt, (b) become or remain liable with respect to any Guaranty of any obligation of any other Person, (c) acquire or maintain any Investment (other than Investments in cash and Cash Equivalents), (d) make any Acquisition, (e) merge or consolidate with any other Person or sell, lease or transfer or otherwise dispose of all or a substantial portion of its assets to any Person, or (f) create, assume or permit or suffer to exist or to be created or assumed any Lien on any of its assets.

     3.     Consent to Acquisition of Capital Stock of JMC and Proposed Business Activities of JMC. Subject to the provisions of Section 4 of this Amendment, the Administrative Agent and the Lenders hereby consent to (a) the Acquisition by MasTec of all of the capital stock of JMC and (b) JMC’s operation either as an insurer or a reinsurer, or both, of certain risks of the Borrowers (but of no other Persons) in connection with any captive insurance program of the Borrowers in effect from time to time, to the extent the foregoing would otherwise constitute a breach of Sections 11.4 and 9.4, respectively, of the Loan Agreement. In no event shall such consent be deemed to constitute a waiver of (i) any Default or Event of Default that may exist on the date of this Agreement (other than any Default or Event of Default arising solely from the foregoing) or (ii) the Borrowers’ respective obligations to comply with all of the terms and conditions of the Loan Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, each Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof.

     4.     Conditions to Effectiveness. The provisions of Sections 2 and 3 of this Amendment shall become effective as of the date hereof on the date (the “Amendment No. 6 Effective Date”) on which the Administrative Agent shall have received the following documents, each of which shall be satisfactory in form and substance to the Administrative Agent and in sufficient copies for each Lender:

(a) this Amendment duly executed and delivered by the Borrowers, the Lenders and the Administrative Agent;

(b) a certificate of the secretary or assistant secretary of each Borrower having attached thereto the articles or certificate of incorporation and other constituent documents of such Borrower (or containing the certification of such secretary or assistant secretary that no amendment or modification of such documents has become effective since the last date on which such documents were last delivered to the Lenders), all corporate or company action, including shareholders’ or members’ approval, if necessary, has been taken by such Borrower and/or its shareholders or members to authorize the execution, delivery and performance of this Amendment and to the further effect that the incumbency certificate most recently delivered to the Lenders remains in effect, unchanged;

(c) a certificate of the president or chief financial officer of MasTec stating that, to the best of his or her knowledge and based on an examination sufficient to enable him or her to make an informed statement, both before and after giving effect to the Amendment,

(i) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct on and as of the Amendment No. 6 Effective Date, and

(ii) no Default or Event of Default exists;

and the Administrative Agent shall be satisfied as to the truth and accuracy thereof; and

(d) a certificate of the secretary or assistant secretary of MasTec having attached thereto a certificate evidencing the good standing of JMC in its jurisdiction of incorporation as of a recent date, the articles or certificate of incorporation and other constituent documents of JMC and each material agreement executed by JMC on or prior to the Amendment No. 6 Effective Date in connection with the captive insurance program implemented by the Borrowers; and

(e) such other documents and instruments as any Lender through the Administrative Agent may reasonably request.

     5.     Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby makes the following representations and warranties to the Administrative Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

(a) Authorization of Agreements. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other such agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

(b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

(i) require any Governmental Approval that has not been obtained or violate any Applicable Law relating to such Borrower or any of its Subsidiaries,

(ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or other constituent documents or any shareholders’ or members’ agreement of such Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Borrower, any of its Subsidiaries or any of such Borrower’s or such Subsidiaries’ property may be bound or any Governmental Approval relating to such Borrower or any of its Subsidiaries, or

(iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

     6.     Effect of Amendment. From and after the Amendment No. 6 Effective Date, all references in the Loan Agreement and in any other Loan Document to “this Agreement,” “the Loan Agreement,” “hereunder,” “hereof” and words of like import referring to the Loan Agreement, shall mean and at any time of determination be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     7.     Breach of Amendment. Any breach by the Borrowers of any representation, warranty or covenant contained herein shall constitute an Event of Default.

     8.     Counterpart Execution; Facsimile Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     9.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to conflicts of law principles thereof.

     10.     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     11.     Further Assurances. The Borrowers agree to take such further actions as any Lender through the Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     12.     Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

     13.     Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, each of the parties hereto hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

     14.     Release of Claims. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges the Administrative Agent and the Lenders, and all officers, directors, agents, employees, successors and assigns of the Administrative Agent and the Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Agent or any Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to the Administrative Agent and the Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against the Administrative Agent or any Lender.

     15.     Expenses of Administrative Agent. Borrowers agree to pay, on demand, all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of the Administrative Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers as of the date first written above.

FLEET CAPITAL CORPORATION, as the Administrative Agent and as a Lender

By: /s/ Dennis S. Login

Name: Dennis S. Login
Title: SVP

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Stephen Blake

Name: Stephen Blake
Title: Director

LASALLE BUSINESS CREDIT, LLC, successor in interest to LASALLE BUSINESS CREDIT, INC., as a Lender

By: /s/ Douglas C. Colletti

Name: Douglas C. Colletti
Title: Sr. VP

JPMORGAN CHASE BANK, as a Lender

By: /s/ Jeffrey S. Ackerman

Name: Jeffrey S. Ackerman
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Alex M. Council

Name: Alex M. Council
Title: Vice President

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BORROWERS:

MASTEC, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

CHURCH & TOWER, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

CHURCH & TOWER ENVIRONMENTAL, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

CRUZ-CELL, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

DRESSER/AREIA CONSTRUCTION, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

FLAIRE INCORPORATED

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

GMR TELCOM, L.L.C.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

MASTEC INTEGRATION SYSTEMS, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

MASTEC NETWORK SERVICES, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

MASTEC NORTH AMERICA, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

MASTEC TELCOM & ELECTRICAL SERVICES, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

PHASECOM AMERICA, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

PROTEL IND., INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

RENEGADE OF IDAHO, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

S.S.S. CONSTRUCTION, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

UPPER VALLEY UTILITIES CORP.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

WILDE HOLDING CO., INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

WILDE ACQUISITION CO., INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

NORTHLAND CONTRACTING, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

WILDE OPTICAL SERVICE, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

MASTEC REAL ESTATE HOLDINGS, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

MASTEC OF TEXAS, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

MASTEC CONTRACTING COMPANY, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

MASTEC MINNESOTA, S.W., LLC

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO of MasTec Services Company, Inc., Sole Member

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

MASTEC SERVICES COMPANY, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

MASTEC ASSET MANAGEMENT COMPANY, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

MASTEC TC, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

MASTEC FC, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO

STACKHOUSE REAL ESTATE HOLDINGS, INC.

By: /s/ Donald P. Weinstein

Donald P. Weinstein Executive Vice President and CFO